UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2006

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada		89109

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 567-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of the Registrant adopted performance criteria for the year ending December 31, 2006 for purposes of the Performance-Based Bonus Plan for Craig H. Neilsen, the Company’s Chief Executive Officer. The Committee established a Target Bonus for Mr. Neilsen for 2006 of $925,000 (100% of his annual base salary) and an EBITDA Target against which the Registrant’s performance will be measured of $257,500,000. A copy of the document setting forth the performance criteria and the formula pursuant to which Mr. Neilsen’s bonus will be calculated is filed as Exhibit 10.1 to this Current Report.

Also on March 30, 2006, the Committee adopted the 2006 Annual Bonus Program for Corporate Senior Management (the “Program”), which covers the executive officers (other than the Chief Executive Officer) and certain other senior management personnel of the Registrant (the “Covered Executives”). The Program provides that each Covered Executive shall receive a cash bonus for the year ending December 31, 2006 determined exclusively by reference to the Registrant’s EBITDA (as defined) and the Covered Executive’s weighted-average base salary and merit performance grade, and further provides that bonuses shall be subject to such downward or upward adjustments, if any, as the Committee may make in its discretion. The Program incorporates the same EBITDA Target as established for the Chief Executive Officer and establishes a Target Bonus for each Covered Executive equal to a percentage of his or her 2006 weighted-average base salary. The Program shall not preclude the Committee, acting in its discretion, from awarding any Covered Executive any additional cash bonus or other compensation. A copy of the Program is filed as Exhibit 10.2 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Each of the Exhibits listed below is incorporated herein in its entirety:

Exhibit 10.1 - Performance Criteria for 2006, adopted on March 30, 2006 for purposes of the Ameristar Casinos, Inc. Performance-Based Bonus Plan for Craig H. Neilsen

Exhibit 10.2 - 2006 Annual Bonus Program for Corporate Senior Management, adopted on March 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.
April 4, 2006	By:	Peter C. Walsh
		Name:	Peter C. Walsh
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Performance Criteria for 2006, adopted on March 30, 2006 for purposes of the Ameristar Casinos, Inc. Performance-Based Bonus Plan for Craig H. Neilsen

10.2	2006 Annual Bonus Program for Corporate Senior Management, adopted on March 30, 2006